Exhibit 10.1

January 25, 2019

Goldman Sachs Private Middle Market SPV LLC

c/o Goldman Sachs Private Middle Market Credit LLC

200 West Street

New York, NY 10282

Re:	Letter Agreement

Ladies and Gentlemen:

Reference is made to the Loan Agreement dated as of November 21, 2017 (as amended by that certain Amendment No.1 to the Loan Agreement dated as of August 17, 2018 and as further amended, modified and supplemented and in effect from time to time, the “Loan Agreement”), among Goldman Sachs Private Middle Market SPV LLC (“you” or the “Borrower”), Goldman Sachs Private Middle Market Credit LLC, the Financing Providers party thereto, State Street Bank and Trust Company, as collateral agent, collateral administrator and securities intermediary and JPMorgan Chase Bank, National Association, as administrative agent (“JPMorgan” or the “Administrative Agent”). Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Loan Agreement.

The Borrower and JPMorgan acknowledge that the Borrower submitted an Accordion Option Request on January 17, 2019 to increase the Financing Commitments by an amount equal to $50,000,000. JPMorgan agrees that this Accordion Option Request has been approved in the amount equal to $50,000,000.

Except as expressly set forth in this letter, the Loan Agreement and the other Loan Documents remain unchanged and in full force and effect.

This letter shall be governed by, and construed in accordance with, the law of the State of New York. This letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[signature pages follow]

Please confirm that the foregoing is our mutual understanding by signing and returning an executed counterpart of this letter.

Very truly yours,

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent and Lender

By:	/s/ James Greenfield
Name: James Greenfield
Title: Executive Director

Accepted and agreed to as of the date first written above by:

Goldman Sachs Private Middle Market SPV LLC

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Authorized Signatory

Acknowledged and agreed:

c/o Goldman Sachs Private Middle Market Credit LLC

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Authorized Signatory

[Signature Page to Letter Agreement]

State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Securities Intermediary

By:	/s/ Brian Peterson
Name: Brian Peterson
Title: Vice President